UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

GARMIN LTD.

(Exact name of registrant as specified in its charter)

Switzerland	0-31983	98-0229227
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Mühlentalstrasse 2

8200 Schaffhausen

Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 52 630 1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 9, 2017, Garmin Ltd. (“Garmin”) held its annual general meeting of shareholders.  At the annual general meeting, the shareholders: (i) approved Garmin’s 2016 Annual Report, including the consolidated financial statements of Garmin for the fiscal year ended December 31, 2016 and the statutory financial statements of Garmin for the fiscal year ended December 31, 2016; (ii) approved the appropriation of available earnings; (iii) approved the payment of a cash dividend in the aggregate amount of $2.04 per share out of Garmin’s reserve from capital contribution in four equal installments; (iv) discharged the members of Garmin’s Board of Directors and the members of Executive Management from liability for the fiscal year ended December 31, 2016; (v) re-elected Donald H. Eller, Joseph, J. Hartnett, Min H. Kao, Charles W. Peffer, Clifton A. Pemble and Rebecca R. Tilden as directors of Garmin for a term extending until completion of the 2018 annual general meeting of shareholders; (vi) re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2018 annual general meeting of shareholders; (vii) re-elected Donald H. Eller, Joseph, J. Hartnett, Charles W. Peffer and Rebecca R. Tilden as members of Garmin’s Compensation Committee for a term extending until completion of the 2018 annual general meeting of shareholders; (viii) re-elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2018 annual general meeting of shareholders; (ix) ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2017 fiscal year and re-elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term; (x) approved a binding vote to approve the Fiscal Year 2018 maximum aggregate compensation for Garmin’s Executive Management; (xi) approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2017 Annual General Meeting and the 2018 Annual General Meeting; (xii) approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2017 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission; and (xiii) approved an advisory resolution to consider and cast an advisory vote on the compensation of Garmin’s Named Executive Officers every one year.

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The tabulation of votes with respect to the re-election of six directors was as follows:

	For	Against	Abstain	Not Voted
Donald H. Eller	136,708,490	4,178,193	147,270	19,746,495
Joseph H. Hartnett	140,624,659	289,011	120,283	19,746,495
Min H. Kao	140,210,729	714,976	108,248	19,746,495
Charles W. Peffer	139,424,619	1,490,878	118,456	19,746,495
Clifton A. Pemble	140,484,002	443,243	106,708	19,746,495
Rebecca R. Tilden	140,619,439	293,337	121,177	19,746,495

The tabulation of votes with respect to the re-election of four members of the Compensation Committee was as follows:

	For	Against	Abstain	Not Voted
Donald H. Eller	134,771,741	6,105,015	157,197	19,746,495
Joseph H. Hartnett	140,648,204	257,150	128,599	19,746,495
Charles W. Peffer	139,531,714	1,372,416	129,823	19,746,495
Rebecca R. Tilden	140,653,495	253,257	127,201	19,746,495

The shareholders approved Garmin’s 2016 Annual Report, including the consolidated financial statements for the fiscal year ended December 31, 2016 and the statutory financial statements for the fiscal year ended December 31, 2016. The tabulation of votes on this matter was as follows: 160,278,288 votes for; 113,526 votes against; 388,634 abstentions; and 0 non-votes.

The shareholders approved the appropriation of available earnings. The tabulation of votes on this matter was as follows: 160,225,667 votes for; 122,986 votes against; 431,795 abstentions; and 0 non-votes.

The shareholders approved the payment of a cash dividend in the aggregate amount of $2.04 per share out of Garmin’s reserve from capital contribution in four equal installments. The tabulation of votes on this matter was as follows: 160,560,549 votes for; 53,086 votes against; 166,813 abstentions; and 0 non-votes.

The shareholders discharged the members of Garmin’s Board of Directors and the members of Garmin’s Executive Management from liability for the fiscal year ended December 31, 2016. The tabulation of votes on this matter was as follows: 148,907,652 votes for; 1,834,081 votes against; 10,038,715 abstentions; and 0 non-votes.

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The shareholders re-elected Min H. Kao as Executive Chairman of the Board of Directors for a term extending until completion of the 2018 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 134,576,397 votes for; 6,352,072 votes against; 105,484 abstentions; and 19,746,495 non-votes.

The shareholders re-elected the law firm of Reiss+Preuss LLP as Independent Proxy for a term extending until completion of the 2018 annual general meeting of shareholders. The tabulation of votes on this matter was as follows: 160,308,052 votes for; 244,170 votes against; 228,226 abstentions; and 0 non-votes.

The shareholders ratified the appointment of Ernst & Young LLP as Garmin’s Independent Registered Public Accounting Firm for the 2017 fiscal year and elected Ernst & Young Ltd. as Garmin’s statutory auditor for another one-year term. The tabulation of votes on this matter was as follows: 159,807,285 votes for; 768,179 votes against; 204,984 abstentions; and 0 non-votes.

The shareholders approved a binding vote to approve the Fiscal Year 2018 maximum aggregate compensation for Garmin’s Executive Management. The tabulation of votes on this matter was as follows: 140,275,819 votes for; 366,341 votes against; 391,793 abstentions; and 19,746,495 non-votes.

The shareholders approved a binding vote to approve the maximum aggregate compensation for Garmin’s Board of Directors for the period between the 2017 Annual General Meeting and the 2018 Annual General Meeting. The tabulation of votes on this matter was as follows: 140,403,778 votes for; 286,518 votes against; 343,657 abstentions; and 19,746,495 non-votes.

The shareholders approved an advisory resolution approving the compensation of Garmin’s Named Executive Officers, as disclosed in Garmin’s proxy statement for the 2017 annual general meeting of shareholders pursuant to the executive compensation disclosure rules promulgated by the Securities and Exchange Commission. The tabulation of votes on this matter was as follows: 138,614,126 votes for; 2,219,079 votes against; 200,748 abstentions; and 19,746,495 non-votes.

The shareholders approved an advisory resolution to consider and cast an advisory vote on the compensation of Garmin’s Named Executive Officers every one year. The tabulation of votes on this matter was as follows: 132,321,284 votes for one year; 94,245 votes for two years; 8,480,964 votes for three years; 137,460 abstentions; and 19,746,495 non-votes.

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Item 8.01. Other Events

On June 9, 2017, Garmin issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, announcing that its shareholders have approved a cash dividend in the amount of $2.04 per share out of Garmin’s reserve from capital contribution payable in four equal installments on dates to be determined by the Board of Directors in its discretion. The Board has determined that the first installment of $0.51 will be payable on June 30, 2017 to shareholders of record on June 19, 2017. The Board currently expects that the dividend payment and record dates for the remaining three installments will be as follows: $0.51 on September 29, 2017 to shareholders of record on September 15, 2017, $0.51 on December 29, 2017 to shareholders of record on December 15, 2017 and $0.51 on March 30, 2018 to shareholders of record on March 15, 2018.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description

99.1	Press Release dated June 9, 2017 (furnished pursuant to Item 8.01)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.

Date: June 12, 2017	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 9, 2017 (furnished pursuant to Item 8.01)

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